UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 8, 2007

CITIZENS COMMUNICATIONS COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600
(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the Current Report on Form 8-K of Citizens Communications Company (the “Company”) filed with the Securities and Exchange Commission on March 9, 2007 relating to the Company’s acquisition of Commonwealth Telephone Enterprises, Inc. (“Commonwealth”). This Form 8-K/A amends the Form 8-K filed on March 9, 2007 to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. The information previously reported under Item 2.01 of the Form 8-K filed on March 9, 2006 is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired

The audited consolidated financial statements of Commonwealth as of December 31, 2006 and for the year ended December 31, 2006 found on pages F-25 through F-56 and pages S-1 through S-4 of Commonwealth’s Annual Report on Form 10-K for the year ended December 31, 2006 (File No. 0-11053), are incorporated herein by reference.

(b)  Pro forma financial information

The unaudited pro forma condensed combined financial information relating to Citizens’ acquisition of Commonwealth is filed as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference.

(d)  Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP.

99.1	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNICATIONS COMPANY
By: /s/ Robert J. Larson
Name: Robert J. Larson
Title: Senior Vice President and Chief Accounting Officer

Date: April 11, 2007

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP.

99.1	Unaudited pro forma condensed combined financial information.